SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8 - K


                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) : June 22, 2004


                               CALPROP CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          California                        1-6844                95-4044835
-------------------------------    ------------------------   ----------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

13160 Mindanao Way, Suite 180, Marina Del Rey, California             90292
---------------------------------------------------------           ----------
(Address of principal executive offices)                            (Zip Code)

   (Registrant's telephone number, including area code) (310) 306-4314
                                                        --------------

                                 Not Applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)

ITEM 5.  OTHER EVENTS.

     On June 22, 2004, Calprop Corporation completed the sale of its contractual rights to purchase approximately 60 acres of undeveloped land. The press release is filed as an exhibit hereto.

ITEM 7.  EXHIBITS.

     The following exhibits are filed with this current report on Form 8 - K:

     Exhibit No.               Description
     -----------               -----------

           99         Press Release dated June 22, 2004 issued by Calprop
                      Corporation



                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





          CALPROP CORPORATION






          By: /s/ MARK F. SPIRO
              ------------------------------------------
              Mark F. Spiro
              Vice President/Secretary/Treasurer
              (Chief Financial and Accounting Officer)
              June 22, 2004

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